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                                                                   EXHIBIT 10.16


                            FOURTH AMENDMENT OF LEASE


                  THIS FOURTH AMENDMENT OF LEASE (this "Amendment") dated as of January 14, 1997 between 1740 BROADWAY ASSOCIATES L.P., a Delaware limited partnership having an office c/o Mendik Realty Company, Inc., 330 Madison Avenue, New York, New York 10017 ("Landlord") and THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation having an office at 1740 Broadway, New York, New York 10019 ("Tenant").


WITNESSETH:


                  WHEREAS, by Agreement of Lease, dated as of December 17, 1990 (the "Original Lease"), as amended by an Amendment of Lease, dated as of April 26, 1996 (the "First Amendment"), a Second Amendment of Lease. dated as of August 6. 1996 (the "Second Amendment") and a Third Amendment of Lease, dated as of December 18, 1996 (the "Third Amendment"; the Original Lease, as amended by the First Amendment, the Second Amendment and the Third Amendment, is hereinafter collectively referred to as the "Lease"), Landlord leased to Tenant, and Tenant hired from Landlord, certain premises (the "Premises") as more particularly described in the Lease, in the building known as and by the address 1740 Broadway, New York, New York (the "Building"); and


                  WHEREAS, Tenant has requested, and Landlord has agreed, on the terms and conditions hereinafter contained, to modify the Lease as hereinafter provided.


                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Lease, of Ten Dollars ($10) and of other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby
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acknowledged, the parties hereto, for themselves, their legal representatives, successors and assigns, hereby agree as follows:


         1. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms in the Lease.


         2. Effective as of the date hereof, the lease is hereby amended as follows:

                  (i.) In Section 3(C) of the Second Amendment, the phrase "June, 1997 through May, 1998" is hereby deleted and the phrase "January, 1998 through December, 1998" is hereby inserted in lieu thereof.

                  (ii.) In Section 4(C) of the Second Amendment (x) the phrase "first twelve (12)" is hereby deleted and (y) the following is hereby inserted at the end of Section 4(C): "to be applied in twelve (12) equal monthly installments against Fixed Rent payable with respect to the Seventh Floor Premises for the months of January, 1998, through December, 1998."

                  (iii.) In each of Sections 3(E)(1) and 4(E)(1) of the Second Amendment, the phrase "One Million Two Hundred Thirty Thousand Four Hundred Eighty Dollars ($1,230,480)" is hereby deleted and the phrase "One Million Two Hundred Ninety Thousand Four Hundred Eighty Dollars ($1,290,480)" is hereby inserted in lieu thereof.

                  (iv.) In each of Sections 3(E)(2) and 4(E)(2) of the Second Amendment, the phrase "$1,230,480" is hereby deleted and the phrase "$1,290,480" is hereby inserted in lieu thereof.

         3. Each party represents and warrants to the other that it has not dealt with any broker or person in connection with this Amendment other than Cushman &



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Wakefield, Inc. ("Broker"). The execution and delivery of this Amendment by each party shall be conclusive evidence that such party has relied upon the foregoing representation and warranty. Tenant shall indemnify and hold Landlord harmless from and against any and all claims for commission, fee or other compensation by any person or broker (other than Broker) who shall claim to have dealt with Tenant in connection with this Amendment and for any and all costs incurred by Landlord in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements. Landlord shall indemnify and hold Tenant harmless from and against any and all claims for commission, fee or other compensation by any person or broker (including, without limitation, the Broker) who shall claim to have dealt with Landlord in connection with this Amendment and for any and all costs incurred by Tenant in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements. The provisions of this Paragraph shall survive the Expiration Date.

                  4. The provisions of Section 37.2 of the Lease are hereby incorporated by reference in this Amendment, as if set forth in full in this Amendment, except that all references therein to the Lease shall be deemed to be references to the Lease as amended by this Amendment.

                  5. The Lease, as amended by this Amendment, constitutes the entire understanding between the parties hereto with respect to the Premises and may not be waived, changed, modified or discharged orally but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.



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                  6. This Amendment shall not be binding on or enforceable
against either party unless and until both parties shall have executed and delivered a fully executed counterpart of this Amendment.

                  7. As modified by this Amendment, the Lease and all covenants, agreement terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed.

                  IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.


                         1740 BROADWAY ASSOCIATES L.P.

                         By: Mendik 1740 Corp., a general partner

                               By: /s/ David Greenbaum
                                   ----------------------------------
                                    Name: David R. Greenbaum
                                    Title: President



                         THE MUTUAL LIFE INSURANCE
                         COMPANY OF NEW YORK



                         By: /s/ Joel Kampf
                             ------------------------------
                              Name: Joel Kampf
                              Title: VP




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STATE OF NEW YORK                   )
                                    )  ss:
COUNTY OF NEW YORK                  )


On the 10th day of January, 1997, before me personally came Joel Kampf, to me known, who, being by me duly sworn, did depose and say that he resides at 1740 Broadway, New York, New York 10019; that he is the Vice President Corporate Services of THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, the corporation described and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.




                                     /s/ Patricia L. Hartnett

                                              Notary Public
                                              Stamped:
                                              Patricia L. Hartnett
                                              Notary Public, State of New York
                                              No. 31-4807148
                                              Qualified in New York County
                                              Term Expires February 28, 1997





STATE OF NEW YORK                   )
                                    )  ss:
COUNTY OF NEW YORK                  )


On the 14th day of January 1997 before me personally came David R. Greenbaum, to me known, who, being by me duly sworn, did depose and say that he resides at 1000 Park Avenue, New York, New York; that he is President of Mendik 1740 Corp., the corporation which is a general partner of 1740 BROADWAY ASSOCIATES L.P., the limited partnership described in and which executed the foregoing instrument; and that he
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signed his name thereto by order of the board of directors of said corporation and as the act and deed of said partnership.




                                      /s/ Madeline T. Couton
                                      ----------------------
                                               Notary Public
                                               Stamped:
                                               Madeline T. Couton
                                               Notary Public, State of New York
                                               No. 01005837979
                                               Qualified in New York County
                                               Commission Expires
                                               October 13,1998


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